UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 11, 2022

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203
Delray Beach, FL 33484
(Address of principal executive offices)

(312) 618-1322

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH.BC	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $11.50 per share	UPH.WS.BC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2022, the Board of Directors (the “Board”) of UpHealth, Inc. (the “Company”) approved, upon the recommendation of the Compensation Committee of the Board, the grant of restricted stock units (“RSUs”) pursuant to and subject to the terms of the Company’s 2021 Equity Incentive Plan (the “Plan”), to each of Martin Beck and Dr. Ramesh Balakrishnan, in connection with Mr. Beck’s employment as Chief Financial Officer of the Company and Dr. Balakrishnan’s employment as President and Chief Strategy Officer of the Company (which position Dr. Balakrishnan commenced on July 11, 2022), respectively.

The grants of RSUs to Mr. Beck and Dr. Balakrishnan are as set forth below:

	Refresh Grants		Retention Grants
Name	Time-Based RSUs	Performance-Based RSUs	Time-Based RSUs
Martin Beck	125,000	125,000	90,000
Dr. Ramesh Balakrishnan	100,000	100,000	120,000

Refresh RSUs

Those RSUs that are under the column entitled “Refresh Grants—Time-Based RSUs” (the “Refresh Time-Based RSUs”) shall vest in accordance with the following schedule, as described in the applicable restricted stock unit agreement: 33% will vest on May 1, 2023 (the “Refresh Cliff Date”) and the remaining 67% will vest in equal quarterly installments on each of August 1st, November 1st, February 1st and May 1st over the two years following the Refresh Cliff Date, such that the Refresh Time-Based RSUs will be 100% vested on the second anniversary of the Refresh Cliff Date and in each case subject to the executive’s continued services with the Company through each such applicable vesting date.

Those RSUs that are under the column entitled “Refresh Grants—Performance-Based RSUs” are “Performance-Based RSUs.” Provided that the executive’s continued service has not terminated prior to the applicable determination upon filing with the Securities and Exchange Commission (the “SEC”) on an Annual Report on Form 10-K of the audit of the Company’s financial statements for the fiscal years ended December 31, 2022, 2023, and 2024 (each an “Audit Filing Date”), the number of Performance-Based RSUs (disregarding any resulting fractional RSU) that are vested shall cumulatively increase three business days following the respective Audit Filing Date as follows:

(A) Up to 120% of 1/3 of the Performance-Based RSUs shall be allocated to become vested based upon the achievement by the Company of the following financial metrics using targets set by the Board of the Company in 2022 for the fiscal year ended December 31, 2022 on a pro forma consolidated basis based upon such audit:

1) Total Revenue – 40% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 40% of the allocated amount if the low threshold is achieved; 120% of such 45% amount if the high threshold is achieved. For the fiscal year ended December 31, 2022, the low threshold is set as 90% of target, and the high threshold is set as 120% of target.

2) Gross Margin – 30% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 30% of the allocated amount if the low threshold is achieved; 120% of such 30% amount if the high threshold is achieved. For the fiscal year ended December 31, 2022, the low threshold is set as the target minus 0.5%, and the high threshold is set as the target plus 0.5%.

3) Adjusted EBITDA – 10% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 10% of the allocated amount if the low threshold is achieved; 120% of such 10% amount if the high threshold is achieved. For the fiscal year ended December 31, 2022, the low threshold is set as 90% of target, and the high threshold is set as 120% of target.

4) Free Cash Flow – 10% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 10% of the allocated amount if the low threshold is achieved; 120% of such 10% amount if the high threshold is achieved. For the fiscal year ended December 31, 2022, the low threshold is set as 90% of target, and the high threshold is set as 120% of target.

5) Price per Share – 10% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 10% of the allocated amount if the low threshold is achieved; 120% of such 10% amount if the high threshold is achieved. For fiscal year ended December 31, 2022, the low threshold is set as 50% of target, and the high threshold is set as 120% of target.

(B) Up to 120% of 1/3 of the Performance-Based RSUs shall be allocated to become vested based upon the achievement by the Company of the following financial metrics using targets set by the Board of the Company in 2023 for the fiscal year ended December 31, 2023 on a consolidated basis based upon such audit:

1) Total Revenue – 40% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 40% of the allocated amount if the low threshold is achieved; 120% of such 40% amount if the high threshold is achieved.

2) Gross Margin – 30% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 30% of the allocated amount if the low threshold is achieved; 120% of such 30% amount if the high threshold is achieved.

3) Adjusted EBITDA – 10% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 10% of the allocated amount if the low threshold is achieved; 120% of such 10% amount if the high threshold is achieved.

4) Free Cash Flow – 10% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 10% of the allocated amount if the low threshold is achieved; 120% of such 10% amount if the high threshold is achieved.

5) Price per Share – 10% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 10% of the allocated amount if the low threshold is achieved; 120% of such 10% if the high threshold is achieved.

(C) Up to 120% of 1/3 of the Performance-Based RSUs, but no more than the total number of Performance-Based RSUs minus the number of previously vested Performance-Based RSUs shall be allocated to become vested based upon the achievement by the Company of the following financial metrics using targets set by the Board of the Company in 2024 for the fiscal year ended December 31, 2024 on a consolidated basis based upon such audit and the cumulative achievement of the performance for the three fiscal years 2022-2024, with the greater of such performance determining how many of the allocated amount of Performance-Based RSUs shall become vested:

1) Total Revenue – 40% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 40% of the allocated amount if the low threshold is achieved; 120% of such 40% amount if the high threshold is achieved.

2) Gross Margin – 30% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 30% of the allocated amount if the low threshold is achieved; 120% of such 30% amount if the high threshold is achieved.

3) Adjusted EBITDA – 10% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 10% of the allocated amount if the low threshold is achieved; 120% of such 10% amount if the high threshold is achieved.

4) Free Cash Flow – 10% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 10% of the allocated amount if the low threshold is achieved; 120% of such 10% amount if the high threshold is achieved.

5) Price per Share – 10% of the allocated amount of Performance-Based RSUs if the target is achieved; 80% of such 10% of the allocated amount if the low threshold is achieved; 120% of such 10% amount if the high threshold is achieved.

Retention RSUs

Those RSUs that are under the column entitled “Retention Grants—Time-Based RSUs” (the “Retention Time-Based RSUs”) shall vest in accordance with the following schedule, as described in the applicable restricted stock unit agreement: 50% will vest on August 22, 2022 and the remaining 50% will vest on June 1, 2023, such that the Retention Time-Based RSUs will be 100% vested on June 1, 2023, and in each case subject to the executive’s continued services with the Company through each such applicable vesting date.

The Company may on behalf of Mr. Beck and Dr. Balakrishnan withhold shares of stock subject to the RSUs at the time of vesting for the purposes of satisfying any tax withholding obligations which arise in connection with the vesting of such RSUs issued to Mr. Beck and Dr. Balakrishnan. The RSU awards are being made using the form of Restricted Stock Units Agreement previously filed by the Company as Exhibit 10.9 to the Current Report on Form 8-K as filed with the SEC on June 15, 2021, and an accompanying notice of grant of the RSUs, and the above summary of the terms of these RSUs is qualified in its entirety by reference to such form.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2022

By:	/s/ Samuel J. Meckey
Name:	Samuel J. Meckey
Title:	Chief Executive Officer